                                                                   Exhibit 10.30


                          FORM OF SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT (this "Security Agreement") is made as of the ___ day of December, 1998 by MERKERT AMERICAN CORPORATION (the "Borrower"), MERKERT ENTERPRISES, INC. ("Merkert Enterprises"), ROGERS-AMERICAN Companies, INC. ("Rogers-American"), and _____________ ("_________", and
together with Merkert Enterprises and Rogers-American, the "Guarantors", and together with the Borrower and the other Guarantors, individually and collectively, the "Companies") in favor of FIRST UNION NATIONAL BANK, a national banking association, as agent for the Lenders pursuant to the Credit Agreement described below ("Agent").

                                   BACKGROUND
                                   ----------

         A. Borrower has entered into that certain Credit Agreement dated of even date herewith (as amended, restated or otherwise modified from time to time, the "Credit Agreement") with for the lenders identified therein (together with such additional financial institutions as may become Lenders from time to time as therein provided, "Lenders").

         B. Guarantors have executed a Guaranty in favor of the Lenders dated of even date herewith (as amended, restated or otherwise modified from time to time, the "Guaranty").

         C. As a condition to Lenders' willingness to enter into the Credit Agreement, the Companies are willing to execute and deliver to Agent this Security Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Companies and Agent hereby agree as follows:

A.       Definitions. All capitalized terms used and not defined herein shall
         -----------
have the respective meaning ascribed thereto in the Credit Agreement. In addition, as used herein, the following terms shall have the following meanings:

         1. Books and Records. The term "Books and Records" means all of the Companies' books and records, including without limitation, all books and records indicating, summarizing, or evidencing the Collateral, including without limitation, computer runs, invoices, tapes, processing software, processing contracts (such as contracts for computer time and services) and any computer prepared information, tapes, or data of every kind and description relating to the Collateral, whether in the possession of any Companies or in the possession of third parties.

         2. Collateral. The term "Collateral" means the all present and future assets of the Companies, whether now owned or hereafter acquired, and any proceeds
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             thereof, including without limitation all accounts, contract rights, leases, and any other rights of the Companies to payment for goods sold or leased or for services rendered; furniture; furnishings; fixtures; equipment; machinery; accessories; moveable trade fixtures; goods; inventory;
             building improvement and construction materials, supplies and equipment; chattel paper; instruments; documents; funds on deposit with Lenders and their affiliates; Books and Records, investment property, securities entitlements, financial assets and general intangibles; as well as all parts, replacements, substitutions, profits, products and cash and non-cash proceeds of the foregoing (including insurance and condemnation proceeds payable by reason of condemnation of or loss or damage thereto) in any form and wherever located.

         3. Liabilities. The term "Liabilities" means any and all obligations and indebtedness of every kind and description of the Companies to the Lenders pursuant to, under, or in connection with the Loan Documents, whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual or tortious, arising by operation of law or otherwise, or now or hereafter existing, whether incurred by any Companies as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest and fees, late fees and expenses (including, attorneys' fees and costs and/or the allocated fees and costs of Agent's in-house legal counsel), or that have been or may hereafter be contracted or incurred, and any obligations of the Companies or any of them under interest rate protection agreements, swaps, hedging contracts or similar arrangements with any Lender.

         4. Loan Documents. The term "Loan Documents" means this Security Agreement, the Credit Agreement, the Note, the Guaranty, and any other documents and agreements executed and delivered in connection with the Credit Agreement.

         5. Security Agreement. The term "Security Agreement" means this Security Agreement, together with all Schedules and Exhibits hereto as may be amended, restated or otherwise modified from time to time.

         6. Uniform Commercial Code. The term "Uniform Commercial Code" means the Uniform Commercial Code, in effect from time to time in the Commonwealth of Pennsylvania.

         Unless the context otherwise requires, all capitalized terms not specifically defined herein which are defined in the Uniform Commercial Code shall have the meanings stated therein.

B.       Security Interest. In order to secure the due and punctual payment
         -----------------
         and performance of the Liabilities, the Companies hereby grant to Agent, for the benefit of the Lenders, a
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         continuing security interest in and general lien upon their right, title and interest in the Collateral. The security interests granted herein are granted as security only and shall not subject Agent to, or in any way affect or modify, any obligation or liability of the Companies with respect to any of the Collateral or any transaction which gave rise thereto.

C.       Further Assurances; Filing.
         --------------------------

         1. Delivery of Documents; Inspection of Collateral. At any time and from time to time, upon the demand of Agent, the Companies will, at the Companies' expense: (i) give, execute, deliver, file, and/or record any notice, statement, instrument, document, agreement, or other papers that may be necessary or desirable, or that Agent may request, in order to create, preserve, perfect, or validate any security interest granted pursuant hereto or intended to be granted hereunder or to enable Agent to exercise or enforce its rights hereunder or with respect to such security interest; (ii) keep, stamp, or otherwise mark any and all documents, instruments, chattel paper, and their respective Books and Records in such manner as Agent may require; and/or (iii) permit representatives and agents of Agent access to their respective premises at any time requested by Agent to inspect the Collateral and the Books and Records and to audit and make copies of or abstracts from the Books and Records.

         2. Filing of Financing Statement. At Agent's sole option, and without the consent of the Companies, Agent may file a carbon, photographic, or other reproduction of this Security Agreement or any financing statement executed pursuant hereto as a financing statement in any jurisdiction so permitting. Without the prior written consent of Agent, no Companies shall file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which First Union National Bank or its successor as Agent is not named as the sole secured party as Agent for the Lender.

D.       Representations and Warranties. Each Company represents and warrants to
         ------------------------------
         Agent, which representations and warranties shall be continuing representations and warranties until all of the Liabilities are satisfied in full, as follows:

         1. Security Agreement Questionnaire. All information provided by such Companies to Agent and set forth on the Security Agreement Questionnaire attached hereto as Schedule "A" and made a part hereof, is complete, true and correct (subject to subsequent disclosure pursuant to Paragraph E.2. hereof). If, for any reason, the Security Agreement Questionnaire is not attached to this Security Agreement at the time of execution, such failure shall in no way alter Agent's right to rely upon the representations and warranties contained in the Security Agreement Questionnaire and the other representations and warranties contained in this Section D. The Companies agrees that Agent may attach the Security Agreement Questionnaire to this Security Agreement at any time subsequent to the execution of this Security Agreement.

         2. Deposit Accounts. Set forth on Schedule B is a complete, true and correct listing of all deposit accounts maintained by any of the Companies including the name of the depository institution, how the account is titled, and the account number (subject to subsequent disclosure pursuant to Paragraph E.2. hereof), and a description of any agreements relating to the deposit of funds or withdrawal of funds from such deposit accounts.

         3. Authority. If a corporation or a partnership, each Company is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and is qualified and licensed to do business in those jurisdictions where the conduct of its business or ownership of its properties requires such qualification; and each Company has the power and authority to own the Collateral held by such Companies, to enter into and perform this Security Agreement and any other documents or instruments executed in connection herewith, and to incur the Liabilities.

         4. Duly Authorized; Not in Violation of Law. This Security Agreement and any other documents or instruments executed in connection herewith have been duly authorized, and/or executed, and delivered, and constitute the legal, valid, and binding obligations of each Company, enforceable against such Companies in accordance with their terms. This Security Agreement and any other documents and instruments executed in connection herewith do not and will not violate any law, the charter, organizational documents, or by-laws of any Companies, or any other agreement or instrument to which any Companies or any of its property may be bound or subject.

         5. No Consents Necessary. No consent or approval of any person or entity, including, without limitation, any debt or equity holder of any Companies, or of any public authority, is necessary for the valid execution, delivery and performance of this Security Agreement, or any document or instrument executed in connection herewith, or the exercise by Agent or Lenders of their rights and remedies hereunder.

         6. Title. The Companies are, or to the extent that any Collateral will be acquired after the date hereof, will be, the owners of the Collateral, holding good and marketable title thereto, free from any lien, security interest, encumbrance, or claim other than the liens and encumbrances of Agent and have the right to grant the security interests created by this Security Agreement.

         7. Materially Misleading Statements. No representation, warranty, or statement made herein, on any Schedule or Exhibit hereto or in any certificate or document furnished or to be furnished pursuant hereto contains or will contain any untrue statement of fact or omits or will omit any fact necessary to make it not misleading.

         8. No Fictitious Names. The Companies do not operate or issue invoices under any name other than the name(s) set forth on the signature page hereof and as otherwise disclosed on Schedule A.

         9. Collateral Not Subject to Agreements or Licenses. The Collateral is not subject to or restricted by any agreement or license relating to patents, trademarks, trade secrets, or copyrights, except that the Companies' computer and word processing equipment is subject to various software licenses.

E.       Covenants. Each Company hereby covenants and agrees that for as long as
         ---------
         any Liabilities are outstanding:

         1. Defense of Collateral. The Companies shall defend the Collateral against all claims and demands of all persons or entities at any time claiming any interest therein other than Agent.

         2. Notice of Changes in Location of Chief Executive Office, Residence, Books and Records, Collateral. The Companies shall provide Agent with prompt written notice of: (i) any intended change in the chief executive office or residence of the Companies, and/or any office where the Companies maintain their Books and Records; (ii) the location or movement of any Collateral to or at an address other than the addresses set forth on Schedule A hereto; and (iii) the establishment of any new deposit account, all such notices to be received by Agent at least 30 days prior to the effective date of any such change. If any such new location as set forth in subparagraphs
                 (i) and (ii) hereof is on leased or mortgaged premises, the Companies, upon request of Agent, will furnish Agent, prior to the effective date of any such change, with landlord's or mortgagee's waivers pertaining to such premises in form and substance satisfactory to Agent in its sole discretion. With respect to any new deposit account, the Companies shall, prior to the first use of such deposit account, furnish to Agent with blocked account letters or such other agreements with the applicable depository institution as Agent shall reasonably require, in each case in form and substance satisfactory to Agent.

         3. Prompt Payment of Taxes; Delivery to Bank of Proof of Payment. The Companies shall promptly pay any and all taxes, assessments, and/or governmental charges upon the Collateral held by the Companies on the dates such taxes, assessments, and/or governmental charges are due and payable, except to the extent that such taxes, assessments, and/or charges are contested in good faith by the Companies by appropriate proceedings and for which the Companies are maintaining adequate reserves. Upon request of Agent, the Companies shall deliver to Agent such receipts and other proofs of payment as Agent may request.
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         4.    Notice of Adverse Changes, Events of Default, Seizures and
               Institution of Litigation. The Companies shall immediately notify Agent of: (i) any material adverse changes in its business, property, or financial condition, including, without limitation, any loss of or damage to any material portion of Collateral; (ii) the occurrence of an Event of Default under this Security Agreement; (iii) any seizure of any material amount of Collateral or any claims or alleged claims of third parties to any material amount of the Collateral, and (iv) the institution of any litigation, arbitration, governmental investigation or administrative proceedings against or affecting the Companies or the Collateral which is reasonably likely to have a material adverse effect on the Companies, its ability to perform its obligations hereunder, or the ability of Agent to realize on the Collateral.

         5. Insurance. The Companies shall keep and maintain all of its property and assets in good order and repair and covered by insurance with reputable and financially sound insurance companies against such hazards and in such amounts as is customary in the industry, under policies requiring the insurer to furnish reasonable notice to Agent and opportunity to cure any non-payment of premiums prior to termination of coverage and having Agent, for the benefit of Lenders, as loss payee and additional insured. The Companies shall furnish Agent with certificates or other evidence satisfactory to Agent of compliance with the foregoing insurance provisions.

         6. Disposition of Collateral. The Companies shall not sell, offer to sell, otherwise assign, or permit the involuntary transfer of, or disposition of the Collateral or any interest therein, except as permitted pursuant to the Credit Agreement.

         7. Security Interests in Collateral. The Companies shall keep the Collateral free from any lien, security interest, or encumbrance except those in favor of Agent and except as permitted pursuant to the Credit Agreement, in good order and repair, reasonable wear and tear excepted, and will not waste or destroy the Collateral or any part thereof. If reasonably requested by Agent, the Companies shall give notice of Agent's security interests in the Collateral to any third person with whom the Companies has any actual or prospective contractual relationship or other business dealings.

         8. Compliance with Laws. The Companies shall continue to be in compliance with all applicable laws, statutes, rules, and regulations with respect to the Collateral.

         9. Maintenance, Inspection of Books and Records. The Companies shall maintain complete and accurate Books and Records and shall make all necessary entries therein to reflect the costs, values and locations of the Collateral and all payments, credits and adjustments thereto. The Companies shall keep Agent fully informed as to the location of all such Books and Records and shall permit Agent and its authorized agents to have full, complete and unrestricted access thereto at all reasonable times to inspect, audit and make copies of any and all such Books and Records. Upon submission to the Companies of an invoice therefor, the Companies will reimburse Agent for any and all fees and costs related to any inspection and/or audit by Agent and its authorized agents of the Books and Records. Agent's rights hereunder shall be enforceable at law or in equity, and the Companies consents to the entry of judicial orders or injunctions enforcing specific performance of such obligations hereunder.

         10. Maintenance and Inspection of Equipment. With respect to equipment constituting Collateral, the Companies shall: (i) keep accurate books and records with respect thereto, including, without limitation, maintenance records; (ii) upon request, deliver to Agent all evidence of ownership in such Collateral, including certificates of title with Agent's interest appropriately noted on the certificate; (iii) permit Agent and its authorized agents to inspect any or all such equipment at all reasonable times; (iv) preserve such equipment in good condition and repair, and pay the cost of all replacement parts, repairs to and maintenance of such equipment, and (v) if after the date hereof, any of the Collateral is moved to or located upon land (other than at locations identified on the Security Agreement Questionnaire) which land is the subject of a lease or mortgage, at the request of Agent, deliver an agreement of subordination from the lessor or mortgagee providing that any lien of such party shall be subordinate to the security interest of Agent granted herein.

         11. Continuing of Perfected Status of Collateral. The Companies agrees to cooperate and join, at its expense, with Agent in taking such steps as are necessary, in Agent's judgment, to perfect or continue the perfected status of the security interests granted herein, including, without limitation, the execution and delivery of any financing statements, amendments thereto and continuation statements, the notation of encumbrances in favor of Agent on certificates of title, and the execution and filing of any collateral assignments and any other instruments requested by Agent to perfect its security interest in the Collateral and any and all general intangibles relating to the Collateral. Agent is expressly authorized to file financing statements without the Companies' signature.

F.       General Authority.
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         1.    Bank as Attorney-in-Fact. Each Company hereby irrevocably
               appoints Agent (and any of its attorneys, officers, employees, or agents), upon the occurrence and during the continuation of an Event of Default, as its true and lawful attorney-in-fact, said appointment being coupled with an interest, with full power of substitution, in the name of the Companies, Agent, or otherwise, for the sole use and benefit of Agent in its sole discretion, but at the Companies' by law, in its name or in the name
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               of the Companies or otherwise, the powers set forth herein, whether or not any of the Liabilities are due, such powers, including, but not limited to, the power at any time: (i) to endorse the name of the Companies upon any instruments of payment, invoice, freight, or express bill, bill of lading, storage, or warehouse receipt relating to the Collateral; (ii) to demand, collect, receive payment of, settle, compromise, or adjust all or any of the Collateral; (iii) to sign and file one or more financing statements naming the Companies as debtor and Agent as secured party and indicating therein the types or describing the items of Collateral herein specified; (iv) to correspond and negotiate directly with insurance carriers; and
               (v) to execute any notice, statement, instrument, agreement, or other paper that Agent may require to create, preserve, perfect, or validate any security interest granted pursuant hereto or to enable Agent to exercise or enforce its rights hereunder or with respect to such security interest.

         2. Liability of Bank as Attorney-in-Fact. Neither Agent nor its attorneys, officers, employees, or agents shall be liable for acts, omissions, any error in judgment, or mistake in fact in its/their capacity as attorney-in-fact. Each Company hereby ratifies all acts of Agent as its attorney-in-fact. This power, being coupled with an interest, is irrevocable until the Liabilities have been fully satisfied. Agent shall not be required to take any steps necessary to preserve any rights against prior parties with respect to any of the Collateral.

         3. Effect of Extensions and Modifications. Agent may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, any Companies or any other obligor.

G.       Events of Default. The occurrence of an Event of Default under the
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         Credit Agreement shall constitute an Event of Default and under this
         Security Agreement.

H.       Remedies.
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         1.    Acceleration of Liabilities; General Rights of Bank.  Upon the
               occurrence and during the continuance of an Event of Default, Agent may, at its option, exercise any and all rights and remedies it has under this Security Agreement, any other Loan Document and/or applicable law.

         2. Right of Setoff. If any Liabilities shall be due and payable or any one or more Events of Default shall have occurred and be continuing, whether or not the Agent shall have made demand under any Loan Document and regardless of the adequacy of any collateral for the Liabilities or other means of obtaining repayment of the Liabilities, each Lender shall have the right, without notice to the Borrower and is specifically authorized hereby to set-off against and apply to the then unpaid balance of the Liabilities any items or funds of the Borrower held by each Lender or any affiliate of such Lender, any and all deposits (whether general or special, time or demand, matured or unmatured) or any other property of the Borrower including, without limitation, securities and/or certificates of deposit, now or hereafter maintained by any Borrower for its or their own account with any Lender or any affiliate of such Lender, and any other indebtedness at any time held or owing by any Lender or any affiliate of such Lender, to or for the credit or the account of Borrower, even if effecting such set-off results in a loss or reduction of interest or the imposition of a penalty applicable to the early withdrawal of time deposits. For such purpose, the Lenders shall have, and Borrower hereby grant to each Lender, a first lien on and security interest in such deposits, property, funds and accounts and the proceeds thereof.

         3. Turnover of Property Held by Affiliates. Each Company authorizes any affiliate of each Lender, upon the occurrence and during the continuance of an Event of Default, at the request of any such Lender, and without notice to Borrower, to turn over to the Agent any property of such Companies, including, without limitation, funds and securities, held by any Lender's affiliate for any such Companies's account and to debit any deposit account maintained by such Companies with such Lender's affiliate (even if such deposit account is not then due or there results a loss or reduction of interest or the imposition of a penalty in accordance with law applicable to the early withdrawal of time deposits), in the amount requested by the Lenders up to the amount of the Liabilities, and to pay or transfer such amount or property to the Agent for application to the Liabilities.

         4. Additional Rights and Remedies. In addition to the rights and remedies available to Agent as set forth above, upon the occurrence of an Event of Default hereunder, or at any time thereafter, Agent may at its option, immediately and without notice, do any or all of the following, which rights and remedies are cumulative, may be exercised from time to time, and are in addition to any rights and remedies available to Agent under any other agreement or instrument by and between any Companies and
               Agent:

               a. Exercise any and all of the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to require the Companies to assemble the Collateral and make it available to Agent at a place reasonably convenient to the parties;

               b. Notify account debtors of any Companies that their obligations to such Companies are payable directly to Agent, for benefit of the Lenders, and collect such sums.

               c. Operate, utilize, recondition and/or refurbish any of the Collateral for the purpose of enhancing or preserving the value thereof by any means deemed appropriate by Agent, in its sole discretion, including, without limitation, converting raw materials and/or work-in-process into finished goods;

             d. Demand, sue for, collect, or retrieve any money or property at any time payable, receivable on account of, or in exchange for, or make any compromise, or settlement deemed desirable with respect to any of the Collateral;

             e. Upon five (5) calendar days' prior written notice to the Borrower (or one (1) day notice by telephone with respect to Collateral that is perishable or threatens to decline rapidly in value), which each Company hereby acknowledges to be sufficient, commercially reasonable and proper, Agent may sell, lease or otherwise dispose of any or all of the Collateral at any time and from time to time at public or private sale, with or without advertisement thereof. Upon a sale of the Collateral by Agent, Agent shall apply the sale proceeds: first, to the amount of any reasonable expenses, including counsel fees and expenses, incurred by Agent in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, sale or collection or realization of the Collateral, (iii) the exercise or enforcement of Agent's rights hereunder, or (iv) the failure of Companies to perform hereunder; second, to accrued and unpaid interest and fees; and third, to the principal balance of indebtedness under the Credit Agreement to Lenders on the basis of their pro rata shares of the outstanding principal balance of the Loans (as defined therein), except the fees payable under Paragraph 2.13 thereof, which shall be paid solely to Agent. Such distribution of payments shall be made promptly in federal funds immediately available at the office of each Lender set forth in the Credit Agreement. Each Company waives the benefit of any marshaling doctrine with respect to Agent's exercise of its rights hereunder. Each Company grants a royalty - free license to Agent for all patents, service marks, trademarks, tradenames, copyrights, computer programs and other intellectual property and proprietary rights sufficient to permit Agent to exercise all rights granted to Agent under this Section. Agent or anyone else may be the purchaser of any or all of the Collateral so sold and thereafter hold such Collateral absolutely, free from any claim or right of whatsoever kind, including any equity of redemption of any Companies or any other obligor, any such notice, right and/or equity of redemption being hereby expressly waived and released.

         5.  Sale of Collateral by Agent.

I.       Miscellaneous.
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

         1. Remedies Cumulative; No Waiver. The rights, powers and remedies of Agent provided in this Security Agreement and any of the other Loan Documents are cumulative and not exclusive of any right, power or remedy provided by law or equity. No failure or delay on the part of Agent in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

         2. Notices. Each Company agrees that any notice, request or consent required to be given to such Companies hereunder or in connection herewith may be given to Borrower on behalf of such Companies. Any notice, request or consent required hereunder or in connection herewith shall be deemed satisfactorily given if in writing and delivered by hand, mailed (registered or certified mail) or sent by facsimile transmission to Agent or Borrower at their respective addresses or telecopier number set forth below, or to any party at such other addresses or telecopier numbers as may be given by any party to the others in writing:

                        if to Borrower:

                        Merkert American Corporation
                        490 Turnpike Street
                        Canton, MA 02021
                        Attention:
                        Telecopier:

                        if to Agent:

                        First Union National Bank
                        1345 Chestnut Street
                        PA 4843
                        Philadelphia, PA  19107
                        Attention: Robert A. Brown
                        Telephone: (215) 973-1259
                        Telecopier: (215) 786-2877

         3. Costs and Expenses; Indemnification. Whether or not the transactions contemplated by this Security Agreement and the other Loan Documents are fully consummated, the Borrower shall promptly pay (or reimburse, as Agent may elect) all costs and expenses which Agent has incurred or may hereafter incur in connection with the negotiation, preparation, reproduction, interpretation, perfection, monitoring, administration and enforcement of the Loan Documents, the collection of all amounts due under the Loan Documents, and all amendments, modifications, consents or waivers, if any, to the Loan Documents. Such costs and expenses shall include, without limitation, the fees and disbursements of counsel to Agent (including Agent's in-house counsel), the costs of appraisals, searches of public records, costs of filing and recording documents with public offices, internal and/or external audit and/or examination fees and costs, stamp, excise and other taxes, the fees of Agent's accountants, consultants or other professionals, costs and expenses from any actual or attempted sale of all or any part of the Collateral, or any exchange, enforcement, collection, compromise, or settlement of any of the Collateral or receipt of the proceeds thereof, and for the care and preparation for sale of the Collateral (including insurance costs) and defending and asserting the rights and claims of Agent in respect thereof, by litigation or otherwise. Each Company shall indemnify, defend and hold harmless Agent with respect to any and all claims, expenses, demands, losses, costs, fines or liabilities of any kind (including, without limitation, those involving death, personal injury or property damage and including reasonable attorneys fees and costs) arising from the use or ownership of the Collateral. The reimbursement and indemnification obligations of the Companies under this Section shall constitute Liabilities secured by the Collateral and shall survive any termination of the Loan Documents.

         4. Governing Law. This Security Agreement shall be construed in accordance with and governed by the substantive laws of the Commonwealth of Pennsylvania without reference to conflict of laws principles.

         5. Integration. This Security Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

         6. Amendment; Waiver. No amendment of this Security Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

         7. Successors and Assigns. This Security Agreement (i) shall be binding upon the Companies and the Agent and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns, and (ii) shall inure to the benefit of the Companies and the Agent and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that no Companies may assign its rights hereunder or any interest herein without the prior written consent of Agent, and any such assignment or attempted assignment by such Companies shall be void and of no effect with respect to Agent.

         8. Severability. The illegality or unenforceability of any provision of this Security Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Security Agreement or any instrument or agreement required hereunder. In lieu of any illegal or unenforceable provision in this Security Agreement, there shall be added automatically as a part of this Security Agreement a legal and enforceable provision as similar in terms to such illegal or unenforceable provision as may be possible.

         9. Consent to Jurisdiction and Service of Process. Each Company irrevocably appoints each officer of Borrower as its attorney upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Security Agreement, the Credit Agreement, the Notes, the Loan Documents or any of the Collateral; each Company hereby consents that any action or proceeding against it be commenced and maintained in any court within the Commonwealth of Pennsylvania or in the United States District Court for the Eastern District of Pennsylvania by service of process on any officer of Borrower; and each Company agrees that the courts of the Commonwealth of Pennsylvania and the United States District Court for the Eastern District of Pennsylvania shall have jurisdiction with respect to the subject matter hereof and the person of each Company and the Collateral. Notwithstanding the foregoing, Agent, in its absolute discretion may also initiate proceedings in the courts of any other jurisdiction in which any Companies may be found or in which any of its properties or Collateral may be located.

         10. Inconsistencies. The Loan Documents are intended to be consistent. However, in the event of any inconsistencies among any of the Loan Documents, such inconsistency shall not affect the validity or enforceability of any Loan Document. In the event of any inconsistency or ambiguity in any of the Loan Documents, the Loan Documents shall not be construed against any one party but shall be interpreted consistent with Agent's policies and procedures.

         11. Headings. The headings of sections and paragraphs have been included herein for convenience only and shall not be considered in interpreting this Security Agreement.

         12. Schedules. If a Schedule and/or an Exhibit is attached hereto, the provisions thereof are incorporated herein.

         13. Waiver of Jury Trial; Acknowledgments.

             a. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE NOTES OR OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER

                  ORAL OR WRITTEN) OR ACTIONS OF AGENT OR LENDERS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR AGENT'S ENTERING INTO THIS AGREEMENT ON BEHALF OF THE LENDERS.

             b. BORROWER ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS AGREEMENT AND, SPECIFICALLY, PARAGRAPH 10.14 HEREOF, AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING WAIVER OF JURY TRIAL HAVE BEEN FULLY EXPLAINED TO BORROWER BY SUCH COUNSEL.

IN WITNESS WHEREOF the parties hereto have executed this Security Agreement as of the date above first written.



Attest:                                    MERKERT AMERICAN CORPORATION


By:________________________                By:______________________________
   Name:                                      Name:
   Title:                                     Title:


Attest:                                    MERKERT ENTERPRISES, INC.


By:__________________________              By:______________________________
   Name:                                      Name:
   Title:                                     Title:


Attest:                                    ROGERS-AMERICAN COMPANY, INC.


By:__________________________              By:______________________________
   Name:                                      Name:
   Title:                                     Title:


Attest:                                    [_______________________________]



By:__________________________              By:______________________________
   Name:                                      Name:
   Title:                                     Title:

                                  SCHEDULE A
                                  ----------

                   Security Agreement Questionnaire Attached

                                  SCHEDULE B
                                  ----------

                               Deposit Accounts